UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant

[ X]
Filed by a Party other than the Registrant

[    ]
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[ X]

Definitive Proxy Statement

[    ]

Definitive Additional Materials

[    ]

Soliciting Material Pursuant to Section 240-14a-12

EQUIPOINTE FUNDS

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

[    ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

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Fee paid previously with preliminary materials.

[    ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

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(4)

Date Filed:

Seleznov Capital Advisors, LLC
8700 East Northsight Blvd., Suite 150
Scottsdale, Arizona 85260

June 26, 2006

Dear Shareholder:

A special meeting of shareholders (the “Meeting”) of the Equipointe Growth and Income  Fund (the "Fund"),  a series of Equipointe Funds (the “Trust”), will be held at the offices of the Trust, at 8700 East Northsight Blvd., Suite 150, Scottsdale, Arizona 85260 on August 1, 2006, at 9:00 a.m., Mountain time.  The purpose of the Meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter, which is further described in the Proxy Statement.  A proxy card is included with this letter, the Notice, and the Proxy Statement.  We recommend that you read all of these materials carefully.

We look forward to your attendance at the Meeting or to receiving your proxy card so that your shares may be voted at the meeting.  To vote, simply fill out the enclosed proxy card, and be sure to sign, date and return it to us in the enclosed postage paid envelope.

Your vote is very important.  If we do not hear from you after a reasonable period of time, you may receive a telephone call reminding you to vote your shares.  Thank you for your response and for your continued investment with the Fund.

Sincerely yours,

Seleznov Capital Advisors, LLC

                                                                                                            /s/ Mark A. Seleznov

By:

Mark A. Seleznov

President and Chief Executive Officer

IMPORTANT NOTICE

We recommend that you read the entire Proxy Statement.  For your convenience, we have provided a brief overview of the proposals to be voted on at the Meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
AND THE PROXY STATEMENT

The Board of Trustees is proposing a number of changes for the Fund and the Trust.  A detailed discussion of each Proposal is included in the Proxy Statement, which follows.

Q:

Why am I receiving this Proxy Statement?

A:

The Fund’s investment adviser, Seleznov Capital Advisors, LLC (“SCA”), has entered into an agreement (that is not effective until certain conditions are satisfied) pursuant to which Summit Wealth Management, Inc.  (“Summit”) will, if the conditions are satisfied, purchase SCA’s fund management and administration business (the “Transaction”).  Summit will become the adviser to the Fund and Summit and the Fund will then retain SCA as the subadviser to the Fund.  Summit also intends to purchase SCA's affiliated broker-dealer known as Trend Trader, LLC, if that transaction is approved by regulatory authorities.  The sale of the broker-dealer is independent of the Transaction and there is no obligation on the part of the Fund to continue to use Trend Trader, LLC as its broker-dealer if the Board of Trustees chooses not to do so.

Because SCA cannot legally assign its existing investment advisory agreements with the Fund to a new investment adviser without first obtaining shareholder consent, it will be necessary for the Trust, on behalf of the Fund, to enter into a new investment company advisory agreement with Summit to manage the Fund after the Transaction. Under the investment sub-advisory agreement among Summit, SCA and the Trust, SCA will continue to provide and manage the investment program for the Fund's portfolios of securities.  In connection with the Transaction, all of the Trust’s current Trustees, except Mr. William A. Faust, will resign upon the consummation of the Transaction assuming new Trustees are elected.

Q:

How will this affect my account?

A:

You can expect the same level of management expertise and quality shareholder service from the combined team of Summit and SCA to which you have grown accustomed from SCA alone.  Mark Seleznov of SCA will continue to be the portfolio manager and there will be no change in SCA's or the Fund's investment philosophy as a result of the Transaction.  The approval of a new investment company advisory agreement with Summit and an investment sub-advisory agreement with SCA will not result in an increase in the rate of the Fund's advisory fees.

Q:

What proposals am I being asked to vote on?

A:

Proposal 1 seeks shareholder approval of a new investment company advisory agreement between the Trust and Summit on behalf of the Fund.  Proposal 2 seeks shareholder approval of a new investment sub-advisory agreement among Summit, SCA and the Trust, on behalf of the Fund.  Proposal 3 seeks shareholder approval for the election of two new Trustees to the Trust. All of the current Trustees with the exception of William Faust will resign as Trustees if the Transaction is approved by the shareholders.  In the future the Board of Trustees will have three members and all three members will be independent Trustees.

Q:

How does the Board suggest that I vote?

A:

After careful consideration of the factors and information outlined beginning on page 8 below, the Trustees, including the independent Trustees who comprise a majority of the Board of Trustees, unanimously recommend that you vote “FOR” each Proposal.

Q:

Am I required to approve or reject all of the proposals as a group, or can I vote “Yes” for some proposals and “No” for others?

A:

Each of the Proposals discussed in the Proxy Statement is subject to a separate vote, and you should accept or reject each Proposal on its own merits.  Please note, however, that the decisions made on each of the Proposals are related.

Q:

What will the Board do if one or more, but not all, of the Proposals are approved?

A:

If one or more, but not all, of the Proposals are approved, the Board will evaluate the appropriate action that the Fund should take.  Approval of all Proposals is a condition precedent to the closing of the Transaction.

Q:

Will my vote make a difference?

A:

Yes.  Your vote is needed to ensure that each Proposal can be acted upon.  We encourage all shareholders to participate in the governance of the Fund.   Proposals 1 and 2 require the affirmative vote of the lesser of (i) a majority of the outstanding shares of each Fund; or (ii) 67% or more of the votes attributable to the shares represented at a meeting of shareholders of a Fund at which the holders of more than 50% of the outstanding shares of a Fund are represented.  With respect to Proposal 3, a plurality of all votes cast at the Meeting is sufficient for the election of trustees, which means that the nominees receiving the highest number of votes will be elected.

In addition, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q:

Who can I call if I have questions?

A:

We will be happy to answer your questions about this proxy solicitation.  Please call Alex Seleznov at (480) 948-1146, Monday through Friday between 9:00 a.m. and 1:00 p.m. (Mountain Time).

Q:

How do I vote?

A:

You may use the enclosed postage-paid envelope to mail your proxy card.

EQUIPOINTE FUNDS

________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

AUGUST 1, 2006

________________________________

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the  Equipointe Growth and Income  Fund  (the "Fund"),  a series of Equipointe Funds (the “Trust”), will be held at the offices of the Trust at 8700 East Northsight Blvd., Suite 150, Scottsdale, Arizona 85260, on August 1, 2006 at 9:00 a.m., Mountain Time, for the following purposes:

(1)

To approve a new investment company advisory agreement between the Trust and Summit Wealth Management, Inc.

(2)

To approve a new investment company sub-advisory agreement among the Trust, Summit and Seleznov Capital Advisors, LLC;

(3)

To elect two (2) Trustees to serve until their successors have been elected and qualified, they resign or they are removed; and

(4)

To transact such other business that may properly come before the Meeting, or any adjournments thereof.

Shareholders of record of the Fund on June 19, 2006, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof.  In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to a Proposal.  Any such adjournment as to a matter will require a majority of votes properly cast upon the question of adjourning the Meeting to another date and time.  The persons named as proxies will vote “FOR” an adjournment with respect to a Proposal they are entitled to vote in favor of and will vote “AGAINST” an adjournment with respect a Proposal they are entitled to vote against.  A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and is otherwise appropriate.

Your vote is important to us.  Thank you for taking the time to consider these important proposals.

By Order of the Board of Trustees of Equipointe Funds

                                                                                          /s/ Wendy Seleznov

Wendy Seleznov

Secretary

June 26, 2006

IMPORTANT

We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

EQUIPOINTE FUNDS

8700 NORTHSIGHT BLVD., SUITE 150
SCOTTSDALE, ARIZONA 85260

PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

AUGUST 1, 2006

________________________________

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Equipointe Funds (the “Trust”) on behalf of its series, the Equipointe Growth and Income Fund (the “Fund”), for use at the special meeting of shareholders of the Fund to be held at the offices of the Trust at 8700 Northsight Blvd., Suite 150, Scottsdale, Arizona 85260 on August 1, 2006, at 9:00 a.m., Mountain Time, or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”).  This Proxy Statement and the Notice of Special Meeting and proxy card are first being mailed to shareholders of the Fund on or about June 28, 2006.

The Fund provides periodic reports to its shareholders.  These reports highlight relevant information about the Fund, including investment results and a review of portfolio investments.  You may receive an additional copy of the most recent annual report and semi-annual report of the Fund, without charge, by calling (800) 842-0380 or writing Equipointe Growth and Income Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

PURPOSE OF THE MEETING

The Meeting is being called to ask Fund shareholder to consider and vote on the following proposals:

(1)

To approve a new investment company advisory agreement between the Trust and Summit Wealth Management, Inc.;

(2)

To approve a new investment company sub-advisory agreement among the Trust, Summit Wealth Management, Inc. and Seleznov Capital Advisors, LLC;

(3)

To elect two (2) Trustees to serve until their successors have been elected and qualified, they resign or they are removed; and

(4)

To transact such other business that may properly come before the Meeting, or any adjournments thereof.

The Trust is organized as a Delaware statutory trust and is not required to hold an annual meeting of shareholders.

PROPOSALS 1 & 2

APPROVAL OF INVESTMENT COMPANY ADVISORY AGREEMENT

AND INVESTMENT COMPANY SUB-ADVISORY AGREEMENT

Introduction

Seleznov Capital Advisors, LLC (“SCA”) manages the assets of the Fund pursuant to the terms of an investment advisory agreement with the Trust, on behalf of the Fund, dated January 18, 2005 (the “Current Management Agreement”).  In accordance with its terms and as required by the Investment Company Act of 1940 (the “1940 Act”), the Current Management Agreement automatically terminates in the event of its assignment.

SCA has entered into an executory agreement pursuant to which Summit Wealth Management, Inc. (“Summit”) will, subject to certain conditions, purchase SCA’s fund management and administration business (the “Transaction”). Summit also intends to purchase SCA's affiliated broker-dealer known as Trend Trader, LLC in an unrelated transaction for separate consideration.

Because SCA cannot assign the Current Management Agreement with the Fund to a new investment adviser, it will be necessary for the Trust, on behalf of the Fund, to enter into a new investment management agreement to retain a new investment adviser to manage the Fund after the Transaction.  However, Summit intends to enter into a new investment sub-advisory agreement with SCA and the Trust, on behalf of the Fund, under which SCA will continue to provide an investment program and manager for the Fund's portfolio of securities.

As described below and for the reasons set forth below, the Board has determined that it is in the best interest of the Trust and the Fund to retain Summit as the investment adviser and SCA as the investment sub-adviser to the Fund.  For this reason the Board has approved a proposed investment company advisory agreement between Summit and the Trust, on behalf of the Fund, pursuant to which Summit would provide investment advice and certain other services to the Fund (the “Proposed Advisory Agreement”). (Attached hereto as Appendix A.)  The Board has also approved a proposed investment sub-advisory agreement among Summit, SCA and the Trust, on behalf of the Fund, pursuant to which SCA would provide an investment program for the Fund's portfolio of securities (the “Proposed Sub-Advisory Agreement”).  (Attached hereto as Appendix B.)  The Proposed Advisory Agreement and Proposed Sub-Advisory Agreement cannot become effective unless approved by the Fund shareholders.

The Transaction

SCA has entered into a purchase agreement with Summit pursuant to which Summit has agreed to purchase the assets of SCA relating to SCA’s fund management and administration business.    The purchase agreement provides for SCA to receive $75,000 from Summit and for Summit to pay the costs and expenses of preparing all necessary supplements for the Fund's prospectus and SAI and post-effective amendments to the Fund's registration statement and all of the expenses incurred in the printing, postage and mailing of the proxy solicitation materials to the Fund's shareholders and of any proxy solicitation firm engaged to solicit shareholder votes.  Mr. Mark A. Seleznov, a Trustee of the Trust, and Mrs. Wendy Seleznov, Secretary to the Trust, together own 97.5% of the ownership interest in SCA.  The purchase agreement includes customary representations and warranties, indemnification provisions and closing conditions, including the approval of the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement by the Board and shareholders of the Fund.  Assuming all conditions are met, consummation of the Transaction is expected to occur in August 2006.

Upon the consummation of the Transaction, the following named Trustees will resign their positions with the Trust:  Richard S. Tully, Everett F. Ware, Jr., Mark A. Seleznov and Leo Herber. Mr. William A. Faust, a current independent trustee, will continue as a Trustee.  Accordingly, the Board recommends you vote “FOR” Proposal 3 for the election of two (2) new trustees, Mr. Michael McCaw and Mr. George Schnur who are proposed to become trustees of the Trust.

The following officers of the Trust will resign their respective positions upon consummation of the Transaction:   Mr. Mark Seleznov, CEO and President; Mrs. Wendy Seleznov, Secretary; Ms. Wendy Wang, Chief Compliance Officer and Mr. Alex B. Seleznov, Treasurer.   Mr. Allan Wescott has been approved by the Board to take Mr. Mark Seleznov’s positions as CEO and President upon his resignation after consummation of the Transaction.   The Board will appoint new officers to fill the other vacant positions after consummation of the Transaction.

Proposed Advisory Agreement and Proposed Sub-Advisory Agreement

Fund Shareholders are being asked to approve the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement (the Proposed Sub-Advisory Agreement and the Proposed Advisory Agreement are hereinafter referred to collectively as the “Proposed Agreements”).  On April 26, 2006, the Board, including the Trustees of the Trust who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), unanimously voted to approve the Proposed Agreements and to recommend the Proposed Agreements to the Fund’s shareholders for approval.  If approved by the shareholders, the Proposed Agreements will take effect on the latest to occur of (i) three business days after the date of such approval or (ii) on such other date as the Board of Trustees shall decide.  The Proposed Agreements will remain in effect for two years from the effective date and each will continue in effect thereafter with respect to the Fund only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund or by the entire Board and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees.  If shareholders of the Fund do not approve the Proposed Advisory Agreement, Summit will not enter into the Proposed Sub-Advisory Agreement with respect to the Fund even if shareholders approve such Proposed Sub-Advisory Agreement.

A form of the Proposed Advisory Agreement is attached as Appendix A and a form of Proposed Sub-Advisory Agreement is attached as Appendix B to this Proxy Statement.  The description of each Proposed Agreement's terms in this section is qualified in its entirety by reference to Appendix A and Appendix B, respectively.

Under the Proposed Advisory Agreement, Summit will provide investment management services and will be responsible for overseeing the investment sub-advisory services provided by SCA.  Under the Proposed Sub-Advisory Agreement, SCA will provide an investment program for the Fund's portfolio of securities.  Mark Seleznov, one of the two SCA portfolio managers currently managing the Fund, will continue to do so, following the same investment objectives and strategies currently in place.  SCA will be entitled to sub-advisory fees from the investment management fees that Summit will receive under the Proposed Advisory Agreement.  The aggregate fee rate paid by the Fund under the Proposed Agreements will be the same as the fee rate paid under its Current Agreement.

The Board of Trustees of the Trust, on behalf of the Fund, and after lengthy deliberations, has approved the Proposed Agreements, which must be submitted to the Fund’s shareholders for their approval.  The following summary provides information about Summit and SCA, as well as the Proposed Agreements.

Comparison of the Current and Proposed Agreements

Services and Obligations

Under the Current Agreement, SCA has continuously managed the investment and reinvestment of the Fund’s assets and administered the Fund’s affairs subject to the supervision of the Board of Trustees of the Trust.  SCA is required to provide these investment advisory and administrative services to the Fund in accordance with the Fund’s investment objective, policies and limitations as set forth in the Trust’s registration statement.  The Current Agreement also provides that SCA furnish to the Fund space in its offices, or in such other place as may be agreed upon, and all necessary office facilities, equipment and personnel for managing the affairs and investments and keeping the books of the Fund.

Under the Proposed Advisory Agreement, Summit will provide a program of continuous investment management for the Fund with regard to the Fund's investment of its assets in accordance with its investment objectives, policies and limitations as stated in the Trust’s registration statement.  In providing investment management services to the Fund, Summit will: (a) make investment decisions for the Fund, including, but not limited to, the selection and management of an investment sub-adviser for the Fund, in which case any of the duties of Summit under the Proposed Advisory Agreement may be delegated to such investment sub-adviser subject to approval by the Board of Trustees; (b) if an investment sub-adviser is appointed with respect to the Fund, monitor and evaluate the performance of the investment sub-adviser under the sub-advisory agreement in light of the investment objectives and policies of the Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-adviser as Summit may deem appropriate; (c) place orders to purchase and sell investments in the Fund; (d) furnish to the Fund the services of its employees and agents in the management and conduct of the corporate business and affairs of the Fund; (e) if requested, provide the services of its officers as officers or administrative executives of the Fund (including, but not limited to the Chief Compliance Officer of the Fund) and the services of any trustees of the trust who are “interested persons” of the trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Fund), and monitor and review Fund contracted services and expenditures pursuant to the distribution plans of the Fund.

Under the Proposed Advisory Agreement, Summit also will be authorized to enter into brokerage transactions, including the authority but not the requirement or obligation to enter into brokerage transactions with brokers affiliated with Summit and/or SCA with respect to the Fund’s portfolio securities, always subject to best execution.  The Agreement authorizes the Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund.  Summit may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by Summit or with accounts of Summit's affiliates, if in Summit's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund.

Under the Proposed Sub-Advisory Agreement, Summit will appoint SCA to (i) provide a program of continuous investment management for the Fund, (ii) make the Fund's investment decisions, and (iii) place orders to buy and sell securities for the Fund in accordance with its investment objectives, policies and limitations.

Allocation of Expenses

The Current Agreement requires SCA to provide at its expense all necessary office facilities, equipment and personnel for managing the affairs and investments and keeping the books of the Fund.  SCA may also employ, at its expense, persons, or engage sub-advisers and other persons as deemed necessary or desirable in the provision of services to the Fund.

The Current Agreement also provides that the Trust shall pay (i) custody and accounting service expenses, (ii) shareholder servicing expenses, (iii) shareholder communication expenses, (iv) shareholder meeting expenses incidental to holding duly called meetings of the Trust and its shareholders, (v) the printing and mailing of prospectuses, (vi) legal and accounting fees, (vii) brokerage commissions, (viii) taxes and governmental fees, and (ix) non-recurring and extraordinary expenses.

The Current Agreement ends as of the Closing Date and SCA will no longer be responsible for any expenses or expense reimbursements. Under the Proposed Advisory Agreement, Summit is not required to pay any of the Trust or the Fund's expenses except with respect to the duties of Summit as discussed above under the heading “Services and Obligations.”  Summit will assume and continue the existing Expense Reimbursement Agreement.  However, except for expenses in excess of the reimbursement obligation, Summit is not responsible for the following expenses of the Funds: (i) organization and certain offering expenses of the Fund; (ii) fees payable to the Investment Adviser; (iii) legal expenses, auditing and accounting expenses; (iv) interest expenses; (v) taxes and governmental fees; (vi) fees and expenses of the Fund's administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; (vii) payments to an administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; (viii) other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (ix) other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; (x) expenses relating to investor and public relations; (xi) expenses of registering and qualifying shares of the Fund for sale; (xii) brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; (xiii) expenses of printing and distributing prospectuses, statements of additional information, reports, notices and dividends to stockholders; and (xiv) any litigation expenses.

Also, under the Proposed Advisory Agreement, if Summit provides one of its officers to act as the Chief Compliance Officer of the Trust, and if the Board chooses to increase the Chief Compliance Officer’s compensation in excess of the level set by the adviser or hire additional compliance staff, any associated costs will be paid or reimbursed by the Fund.

Compensation

Pursuant to the Current Agreement, SCA receives the following annual investment fees, accrued daily and paid monthly, with respect to the average daily net assets of the Fund:

Fund	Net Assets	Fee
Growth and Income Fund	All asset levels	0.50%

From time to time, SCA has reduced of its fees and/or voluntarily assumed certain Fund expenses, which had the effect of lowering the Fund’s expense ratio and increasing yield to shareholders at the time such amounts were assumed.   For the fiscal year ended October 31, 2005, the Fund paid SCA advisory fees in the amount of $58,931.  SCA reimbursed the Fund for expenses in the amount of $262,356 since inception through October 31, 2005, including the advisory fee received in the amount reimbursed.  Subject to Board approval and an undertaking to match recoupment with the expenses reimbursed under a specifically applicable expense cap, SCA may recoup any expenses or fees it (or its predecessor) has reimbursed within a three-year period from the year in which SCA (or its predecessor) reduced its compensation and/or assumed expenses for the Fund.  Thus, expenses reimbursed by SCA while the cap was 1.05% (0.80% for the Institutional Class) will only be recouped by SCA if the Fund expense ratio actually falls below the previously applicable 1.05% cap (0.80% for the Institutional Class).  Expenses reimbursed under the higher 1.85% (Institutional Class 1.6%) cap would be reimbursed at anytime the Fund was under the 1.85% (Institutional Class cap).

Under the Proposed Advisory Agreement, Summit will be entitled to receive the identical annual investment advisory fee rate payable under the Current Agreement.  Under the Proposed Sub-Advisory Agreement, SCA will be entitled to sub-advisory fees from the investment advisory fees that Summit will receive under the Proposed Advisory Agreement.  Accordingly, the total fee rate payable by the Fund under the Proposed Agreement will not increase.  Summit has agreed to reimburse Fund expenses in excess of the Fund’s current fee cap.

Under the Proposed Sub-Advisory Agreement, SCA will receive the following annual investment fees as deducted from the amount paid to the Adviser, accrued daily and paid monthly, with respect to the average daily net assets of the Funds:

Fund	Net Assets	Fee
Growth and Income Fund	Until June 30, 2006	0.20%
	From July 1, 2006 until Sept. 30, 2006	0.25%
	From Oct. 1, 2006 until Dec. 31, 2006	0.30%
	From Jan. 1, 2007 until Dec. 31, 2007	0.30% with a minimum fee of $85,000
	From Jan. 1, 2008 until the contract renewal date.	0.30% with a daily fee proration amount of $232.88 per day

Information Concerning Summit Wealth Management, Inc.

Summit is an Illinois corporation and an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”).  Summit's principal office is located at 200 Mansell Court East, Suite 430, Roswell, Georgia 30076.  Summit also has offices in Schaumberg, Illinois, San Antonio, Texas and Beverly Hills, California.  Summit is a direct, wholly-owned subsidiary of Summit Capital Equity Group which is also located at 200 Mansell Court East, Suite 430, Roswell, Georgia 30076.  Mr. Angelo A. Alleca is the sole owner of Summit Capital Equity Group. As of January 31, 2006, Summit had approximately $550 million in assets under management.  Summit provides investment management, financial planning and related wealth management services to institutional and individual clients.  The name, address and principal occupation of the principal executive officer and controlling shareholder of Summit are as follows:

Name and Address	Principal Occupation/Business
Angelo A. Alleca 200 Mansell Court East Suite 430 Roswell, GA 30076	President, Summit Wealth Management Inc.
Summit Capital Equity Group 200 Mansell Court East Suite 430 Roswell, GA. 30076	Holding company.

Summit currently is the investment adviser for the StockCar Stocks Index Fund. Information concerning this mutual fund’s assets, and the annual fees paid (as a percentage of average net assets) to Summit and its affiliate, Summit Services Inc., the Fund Administrator for their services, are set forth below:

Name of Fund	Assets Under Management	Compensation as a Percentage of Assets
StockCar Stocks Index Fund	$ 5.7 million	1.50%

Summit has entered into a contractual fee waiver with the StockCar Stocks Index Fund to waive fees and/or reimburse the StockCar Stocks Index Fund to the extent necessary to maintain the cap on the Fund's total operating expenses (excluding interest, brokerage commissions, taxes and extraordinary expenses) at 1.50% of the Fund's average daily net assets until October 29, 2006.

If the Investment Management Agreement proposed herein is approved, the Trust will share an investment adviser with, and have the same membership on the Board of Trustees of, StockCar Stocks Index Fund.

Information Concerning Seleznov Capital Advisors, LLC

Seleznov Capital Advisors, LLC, 8700 East Northsight Blvd., Suite 150, Scottsdale, AZ 85260 ("SCA") currently serves as the investment adviser to the Fund.  SCA was organized as a Delaware limited liability company on December 8, 2005 and is registered with the SEC under the Advisers Act.  It is the successor to Trend Trader, LLC, the original investment adviser to the Fund.  SCA is a wholly owned subsidiary of Trend Trader, LLC, which is located at the same address as SCA.  As of January 31, 2006, SCA had approximately $40,000,000 in assets under management.  SCA provides portfolio management services to institutional and individual clients.  The name, address and principal occupation of the principal executive officers of SCA are as follows.

Name and Address	Principal Occupation
Mark A. Seleznov	Managing Partner
Alex B. Seleznov	Director of Money Management Operations and Chief Financial Officer

Evaluation by the Board

In approving the Proposed Agreements, the Board is required to act solely in the best interests of the Fund and its shareholders in evaluating the terms of the Proposed Agreements.  The Board is required to judge the terms of the arrangements in light of those that would be reached as a result of arm’s-length bargaining.  The Board believes that the approval and retention of Summit as investment adviser to the Fund and SCA as investment sub-adviser to the Fund will be advantageous to the Fund shareholders for several reasons.  The Trustees considered all relevant and material matters, in approving Proposals 1 and 2.

At the Regular Meeting of the Board on December 28, 2005, the Board had entertained a request to raise the fee cap under SCA’s expense reimbursement arrangement from the then applicable level of 1.05% (0.80% for the Institutional Class). The new independent chair of the Board led a review of available data, including market comparables for funds of similar size and investment style, and a spirited discussion of the Board members.  The Board noted that the current Fund expense agreement was due to expire on February 1, 2006, potentially exposing the Fund to significant unreimbursed expenses at that time.  In exchange for a two year extension to the reimbursement agreement, the Board agreed to raise the expense cap to 1.85% (1.6% for the Institutional Class), in each case commensurate with market data.  The Board reserved the right to approve any reimbursement recovery by SCA.  This will enable the Board to ensure, for example, that expenses reimbursed by SCA while the cap was 1.05% (0.80% for the Institutional Class) were only recouped by SCA if the Fund expense ratio actually fell below the previously applicable 1.05% cap (0.80% for the Institutional Class).  Expenses reimbursed under the higher 1.85% (Institutional Class 1.6%) cap would be reimbursed at anytime the Fund was under the 1.85% (Institutional Class 1.6%) cap.

At a Special Meeting of the Board on January 11, 2006, the Board had reviewed comparable brokerage commission and execution services (from 11 firms of various sizes providing various services and fee data and again found (echoing its October 2005 findings) that the brokerage fees, commissions and contract charges charged to the Fund by Trend Trader (the affiliated broker) were fair and reasonable, and the services received appropriate and consistent with best execution requirements.  The Board conducted its review in accordance with Rule 17e-1 under the 1940 Act and the Fund’s affiliated brokerage policy.  No changes to the fee schedule were deemed necessary by the Board at that time.

The Board considered the information presented by Summit at the Board’s March 24, 2006 meeting, and pursuant to the SEC’s rules applicable for consideration of advisory contracts, and the requirements under the Proxy rules and the Board analyzed the proposed Transaction, including the proposed Adviser and SubAdviser Agreements, and the consideration payable to SCA, and the unrelated potential sale of Trend Trader, Inc. the affiliated broker-dealer of the Fund and SCA to an affiliate of Summit, using (but not limited to) the following criteria: (1) the nature, extent, and quality of the services to be provided by the investment adviser and subadviser; (2) the investment performance of the fund and the investment adviser and subadviser; (3) the costs of the services to be provided and profits to be realized by the investment adviser and subadviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

Applying these criteria, the Board considered facts and information addressing the following points:

(i)

the nature and quality of the services to be provided by Summit;

(ii)

the fees and expenses of the Fund and that there would be no increase in the management fee paid by the Fund;

(iii)

the experience and qualification of Summit personnel providing services;

(iv)

the financial strength and resources of Summit and its desire to increase its assets under management;

(v)

the difficulty of accurately projecting Summit's costs of providing the services under the Proposed Advisory Agreement and the profitability of Summit's services;

(vi)

whether the advisory fees payable to Summit are fair and reasonable in light of the services expected to be provided;

(vii)

the impact on the Fund's annual operating expense ratios, which would be capped at the current percentage levels disclosed in the prospectus for a period of two years in connection with the approval of Summit as the investment adviser to the Fund;

(viii)

Summit's code of ethics and whether such code was consistent with Rule 17j-1 under the 1940 Act and with the code of ethics of the Trust;

(ix)

the compliance history, reputation, qualifications and background of Summit as well as its chief compliance officer; and

(x)

the fact that under both the Current Agreement and the Proposed Advisory Agreement, the Fund does not realize economies of scale as it grows as there are no breakpoints on the management fee.

The Board also considered that:

(xi)

Summit and the Fund, subject to shareholder approval of Proposals 1 & 2, will retain SCA to act as sub-adviser to the Fund.  SCA would continue to manage the Fund's investment portfolio on a day-to-day basis one of the two same portfolio managers who are currently managing the Fund.  As a result, investors would still enjoy the application of Mark Seleznov’s investment style and expertise.

(xii)

The total management fee rate under the Proposed Agreements (i.e., the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement) will be identical to the total management fee rate currently paid by the Fund.  The Board noted that these fee arrangements were reviewed on December 28, 2005 when the Board approved a new Expense Cap and Expense Reimbursement Agreement.  The Board further reviewed the expense and profitability data provided by Summit and was satisfied that the total fee paid was not excessive, and would be sufficient to allow Summit to provide an appropriate level of services to the Fund.

(xiii)

Although SCA will manage the Fund's assets as a sub-adviser, Summit will be responsible for the overall management of the Fund's operations, and it is expected that the Fund will benefit from Summit's experience and resources in managing another mutual fund.

(xiv)

Summit's expected contribution to the overall management of the Fund as adviser was satisfactory and determined that the advisory fee to be paid by the Fund to Summit was consistent with industry standards and the comparable fee data considered, and sufficient to sustain Summit's delivery of the advisory services.

(xv)

Summit had committed to maintain the fee caps on the Fund for a period of two years and to establish a segregated cash reserve account in the amount of $100,000 to remain in place for three years to pre-fund a portion of projected reimbursement costs.

(xvi)

The fees to be paid by the Fund pursuant to its distribution plans will not exceed the existing distribution and shareholder servicing fee currently paid by the Fund.

(xvii)

Summit's agreement to comply with the terms of Section 15(f) of the 1940 Act, so that there will be no “unfair burden” (as defined in the 1940 Act and discussed below) placed upon the Fund.

(xviii)

The potential engagement of Summit was found by the Board not to impact the expenses or fees to be charged to the Fund and that given the respective services to be provided by Summit and SCA, the proposed sub-advisory and advisory fees were not excessive individually or in the aggregate, and were appropriate, individually and in the aggregate to compensate SCA and Summit for the services to be provided at the level that the Board has come to expect.

In determining whether or not it was appropriate to approve the Proposed Sub-Advisory Agreement with SCA and to recommend approval to shareholders, the Trustees considered, among other things, information about:  (i) SCA and its personnel with responsibilities for providing services to the Funds; (ii)  the terms of the Proposed Sub-Advisory Agreement; (iii) the scope, nature and quality of the services that SCA has historically provided to the Fund; (iv) the historical investment performance of the Fund over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties; and (v) the sub-advisory fee payable to SCA.   The Trustees also took into consideration its deliberations at its December 2005 meeting at which it approved the new Expense Cap/Expense Reimbursement Agreement and its ongoing meetings during the course of the prior year with the relevant investment personnel from SCA.  The Trustees noted that they were satisfied with the investment advisory services historically provided by SCA to the Fund.  The Board, including a majority of the Independent Trustees (i.e., those Trustees not defined as “Interested Persons” in Section 2(a)(19) of the 1940 Act), concluded that the Proposed Sub-Advisory Agreement was in the best interests of the Fund and its shareholders, and did not impose an unfair burden on the Fund, and voted to recommend the Proposed Sub-Advisory Agreement to the shareholders for their approval, based on all data presented as well as the following:

(i)

SCA's depth and strength in research and the quality of the portfolio management team and its commitment to maintain the same; and

(ii)

The Board further reviewed the expense and profitability data and was satisfied that the total fee to be paid was not excessive, and would be sufficient to allow SCA to provide an appropriate level of services to the Fund.

After extensive discussion, the Board found:

1.

the nature and extent and quality of the services to be provided by the Adviser (Summit) were acceptable and within industry norms for transactions of this sort;

2.

the costs of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund, especially considering the likely expense reimbursement by the Adviser to the Fund for the foreseeable future, are acceptable and do not impose an unfair burden on the Fund;

3.

the economies of scale to be realized as the Fund grows and leaves expense reimbursements are acceptable; and

4.

the economies of scale to be realized for the benefit of Fund investors were considered and it is anticipated that Summit will be able to raise additional assets.

The Board reviewed comparative data that showed that the total of fees to be delivered by the Adviser and the Sub-adviser, given the size and expense ratio of the Fund were within industry norms and were acceptable.

The Board also found with respect to the Sub-adviser that the proposed Sub-advisory Agreement with SCA was acceptable and consistent with industry norms as presented at that meeting and that:

5.

the nature and extent and quality of the services to be provided by the Sub-advisory (SCA) were acceptable and within the ambit of the investment advisory services that were expected SCA by the investors in the Fund;

6.

the costs of the services provided and the profits realized by the Sub-adviser and its affiliates from the relationship with the Fund, especially considering the likely expense reimbursement by the Adviser to the Fund for the foreseeable future, were acceptable and within industry norms and do not impose an unfair burden on the Fund;

7.

the economies of scale to be realized as the Fund grows and leaves expense reimbursements and the fact that SCA will not be responsible for such expense reimbursements or waivers; and

8.

the economies of scale to be realized for the benefit of Fund investors as the Fund grows.

The Board approved the form of adviser and sub-adviser contracts contingent upon the following specific conditions being satisfied and subject in all instances to the approval of Fund shareholders and compliance with the Investment Company Act of 1940:

A.

Satisfactory presentation of the documents related to the Transaction, including the Purchase Agreement, the Advisory and Sub-Advisory Agreements, the Proxy Statement and the N-1A that have been accepted by Fund Counsel, SCA and Summit.

B.

The Board finds that the Advisory and Sub-Advisory fees and all other payments to the Adviser and Sub-Advisory fees and all other payments to the Adviser and Sub-adviser are fair and commensurate with the services to be provided and impose no unfair burden, and there have been no material changes to the facts supporting these conclusions.

C.

Summit has established a cash reserve account of $100,000 to meet the anticipated Fund reimbursements; the reserve account will remain in effect for three (3) years from the Closing.

D.

The Transaction does not depend upon utilizing any affiliated brokerage arrangements at any time in the next three (3) years.

E.

Summit agrees that the expense cap of the Fund will not change during the next two (2) years.

F.

Summit agrees to maintain a 75% independent Board of Directors/Trustees.

The Board also instructed William Faust to have the nominating committee interview the Board nominees.

The Independent Trustees received advice from independent Fund legal counsel regarding their duties in approving investment advisory contracts.  Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Proposed Sub-Advisory Agreement and concluded that the compensation under the Proposed Sub-Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.  The Board also approved a continuation of the Fund’s distribution agreement with Trend Trader following the sale of Trend Trader.

Section 15(f) of the 1940 Act provides that an investment adviser (such as SCA) to a registered investment company (such as the Trust) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in a assignment of an advisory contract if the following two conditions are satisfied:  (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the new or former investment adviser; and (2) no “unfair burden” may be imposed on the investment company as a result of the assignment or any express or implied  terms, conditions or understandings applicable to the transaction.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Board has been advised by SCA and Summit that they are not aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund.  With respect to the other condition, Summit will cause the Trust to comply with the requirements of Section 15(f) and will assure that after the Transaction, at least 75% of the Board of Trustees of the Trust are not “interested persons” of the new or former adviser for the applicable periods following completion of the Transaction.

Finally, at the April 26, 2006 Special meeting of the Board, the Board once again addressed the proposed Transaction and reviewed its conditions.  It noted that while proposed form N-1A was still being drafted, the rest of conditions A, B, C, D, E and F had been satisfied.  The Board reiterated its findings that the Transaction and all related events did not impose any unfair burden on the Fund or its shareholders and instructed that all matters should be presented via proxy for shareholder vote.

In the event that the shareholders do not approve the Proposed Sub-Advisory Agreement, the Trustees of the Trust will consider what alternatives may then be available.

Arrangements between SCA and the Independent Trustees

Currently, the Independent Trustees are insured under a joint directors’ and officers’ liability policy maintained by the Trust and SCA for their benefit in the amount of $1,000,000.  Otherwise, there are no arrangement between SCA and the Independent Trustees.

Board Recommendation

The Board of Trustees, including the Independent Trustees, unanimously recommends that Fund shareholders vote “FOR” approval of the Proposed Agreements.  For more information about the Trustees’ deliberations and the reasons for their recommendation, please see the discussion under the heading “Evaluation by the Board.”

Required Vote

Approval of Proposals 1 and 2 each requires an affirmative vote of the lesser of (i) 67% or more of the Fund’s shares, present at the special meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2.

* * *

PROPOSAL 3

ELECTION OF TRUSTEES

It is proposed that two (2) new Trustees of the Trust be elected at the Meeting to hold office until their successors shall have been elected and qualified, they resign, or they are removed.  The nominees were recently selected by the Nominating Committee of the Board, which committee is comprised entirely of Independent Trustees, and nominated by the full Board at a special meeting held on April 21, 2006.  If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by the Independent Trustees.  The Trust currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected.  The nominees currently serve as trustees of the StockCar Stocks Index Fund, a registered investment company.  The Board interviewed these candidates and reviewed their credentials, and recommends their approval.

If elected, the terms of office of the two nominees will begin on the latest to occur of (i)  three business days after the date as shareholder approval is obtained or (ii) on such other date as the current Board of Trustees shall decide (the “Effective Date”).  Until that time, the current Board members will continue their terms.

Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote at the Meeting “FOR” the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected.

Information regarding each of the nominees and executive officers of the Trust is set forth below.

Name, Address and Age[1]	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation for Past 5 Years	Number of Portfolios in Trust Complex[2] Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee[3]

Nominees for Trustee — “Independent Trustees”
Michael McCaw Age: 51	Nominee	Shall serve until death, resignation or removal.	Vice-Chairman, Belcan Corporation (engineering services, information technology and multi-media services).	2	Director of StockCar Stocks Index Fund (2003-present)
George Schnur Age: 56	Nominee	Shall serve until death, resignation or removal.	Vice-President, JP Morgan Chase & Co. (financial services).	2	Director of StockCar Stocks Index Fund (2003-present)
Nominee for Executive Officer
Allan Westcott Age: 48	Nominee for President	Shall serve until death, resignation or removal	Managing Director, Provident Financial Advisors (financial services) President, Horizon Capital Partners (financial services).	2	President of StockCar Stocks Index Fund (2003-present)

1

Each Nominee may be contacted by writing to the nominee, c/o 200 Mansell Court East, Suite 430, Roswell, GA 30076

2

If the Investment Management Agreement proposed herein is approved, the Trust will share an investment adviser with, and have the same membership on the Board of Trustees of, StockCar Stocks Index Fund.

3

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

Audit Committee

Pursuant to its charter, the Audit Committee oversees the Fund’s accounting and financial policies; oversees the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof; and is responsible for the appointment, compensation and oversight of the Fund’s independent auditor.  The Audit Committee will meet as often as it deems necessary, but not less frequently than semi-annually.  William A. Faust, Richard S. Tully and Everett F. Ware, Jr., each of whom is an Independent Trustee, comprise the Audit Committee.

The Fund did not commence operations until February 2005.  As the first fiscal year ended on October 31, 2005 (less than twelve months), the Audit Committee did not meet.

The Audit Committee’s Charter is attached hereto as Appendix C.

Nominating Committee

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as trustees of the Trust and meets as often as it deems necessary.  William A. Faust, Richard S. Tully and Everett F. Ware, Jr., each of whom is an Independent Trustee, comprise the Nominating Committee.  The Nominating Committee believes that each Trustee should:

1)

Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

2)

Be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a Trustee;

3)

Possess substantial and significant experience which would be of value to the Trust in the performance of the duties of a Trustee; and

4)

Have sufficient time available to devote to the affairs of the Trust in order to carry out the responsibilities of a Trustee.

The Trust does not currently have any policies in place regarding nominees for Trustees recommended by shareholders and that is because the Trustees will entertain all nominees for available vacancies for Trustees by shareholders pursuant to the criteria set forth above until a contrary policy is adopted by the Board at a later point in time.

The Trust did not commence operations until February 2005.  For the first fiscal year ended on October 31, 2005 (less than twelve months), the Nominating Committee met twice to review and consider the Trustee nominees up for election pursuant to this proxy statement.

The Nominating Committee’s Charter is attached hereto as Appendix D.

Shareholder Communications with Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail.  To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title.  All such correspondence should be sent c/o the Trust at 8700 East Northsight Blvd., Suite 150, Scottsdale, AZ 85260.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Nominee in the Fund.

Name of Trustee/Fund	Dollar Range of Equity Securities in the StockCar Stocks Index Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Summit
Michael McCaw	None	None
George Schnur	None	None

1

If the Investment Management Agreement proposed herein is approved, the Trust will share an investment adviser with, and have the same membership on the Board of Trustees of, StockCar Stocks Index Fund.

As of January 31, 2006, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the Trust’s adviser (SCA) or the Trust’s distributor (Trend Trader, LLC), or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

Trustee Compensation

For the fiscal year ended October 31, 2005, the Trustees of the Trust who are not employed by the Trust’s investment adviser, principal underwriter or their affiliates incurred Trustees' fees and expenses totaling $8,459.

Trustees and officers of the Trust who are also officers, directors or employees of the Adviser do not receive any remuneration from the Trust for serving as trustees or officers.  Accordingly, Mark A. Seleznov, Wendy Seleznov and Alex B. Seleznov do not receive any remuneration from the Trust for their services as trustees and/or officers.   The following table provides information relating to compensation paid to William A. Faust, Leo Herber, Richard S. Tully and Everett F. Ware, Jr. for their services as trustees of the Trust for the fiscal year ended October 31, 2005(1):

Name	Aggregate Compensation from the Fund(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Paid to Trustees
William A. Faust	$1,875	$0	$0	$1,875
Leo Herber	$1,875	$0	$0	$1,875
Richard S. Tully	$1,875	$0	$0	$1,875
Everett F. Ware, Jr.	$1,875	$0	$0	$1,875

(1)  The information shown in this table covers the period since inception on February 14, 2005 through October 31, 2005.

(2)  Each trustee who is not an officer of the Fund or of SCA, receives $750 for each Board of Trustees meeting attended by such person (whether the meeting is in person or telephonic), plus reasonable out-of-pocket expenses incurred in connection therewith.  Trustee compensation is paid in cash.

The trustee nominees received no compensation from the StockCar Stocks Mutual Funds, Inc. for the fiscal year ending September 30, 2005.  As previously noted, if the Investment Management Agreement proposed herein is approved, the Trust will share an investment adviser with, and have the same membership on the Board of Trustees of, StockCar Stocks Index Fund.

Required Vote for Proposal 3

If a quorum is present, a plurality of all votes cast at the Meeting is sufficient for the election of Trustees, which means that the nominees receiving the highest number of votes will be elected.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE TRUST’S SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR TRUSTEE (PROPOSAL 3).

* * *

ADDITIONAL INFORMATION

Additional Service Providers

The current service providers engaged by the Trust on behalf of the Fund to perform non-advisory services are indicated below:

Distributor	Trend Trader, LLC 8700 East Northsight Blvd. Suite 150 Scottsdale, AZ 85260
Administrator and Fund Accountant	Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street Suite 2 Omaha, Nebraska 68137
Custodian	Penson Financial Services, Inc. 1700 Pacific Avenue, Suite 1400 Dallas, Texas 75201
Independent Auditors	Briggs, Bunting and Dougherty Two Penn Center Plaza Philadelphia, PA 19102
Legal Counsel	Pepper Hamilton LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

If shareholders approve the Transaction and following the closing thereof, the service providers engaged by the Trust on behalf of the Fund to perform non-advisory services will serve the Fund in the capacities indicated below:

Distributor	Trend Trader, LLC 8700 East Northsight Blvd. Suite 150 Scottsdale, AZ 85260
Administrator	Summit Services, Inc. 2962 Madison Road Cincinnati, Ohio 45208
Sub-Administrator and Fund Accountant	Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street Suite 2 Omaha, Nebraska 68137
Custodian	Penson Financial Services, Inc. 1700 Pacific Avenue, Suite 1400 Dallas, Texas 75201
Independent Auditors	Briggs, Bunting and Dougherty Two Penn Center Plaza Philadelphia, PA 19102
Legal Counsel	Thompson Hine LLP 312 Walnut Street 14th Floor Cincinnati, OH 45202-4089

Affiliated Broker

Trend Trader, LLC (the “Distributor”) serves as the principal distributor for the shares of the Fund pursuant to a Distribution Agreement.  The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the Act.  The Plan provides that the Fund will compensate the Distributor for payments to dealers or others with a distribution fee at a rate of 0.25% of the Fund’s average daily net assets.  The fees payable under the Plan are used to compensate the Distributor for any expenses primarily intended to result in the sale of the Fund’s shares, including, but not limited to: payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund’s shares; payments made for the preparation, printing and distribution of advertisements and sales literature; and payments made for the printing and distributing of prospectuses and shareholder reports to other than existing shareholders of the Fund.

Trend Trader, LLC also executes brokerage transactions on behalf of the Fund.  For the period ended October 31, 2005, Trend Trader, LLC received $80,236 from the Fund in brokerage commissions, contract charges and other transaction costs.  100% of the Fund’s brokerage commissions for the most recently completed fiscal year were paid to Trend Trader, LLC.

Trend Trader, LLC was an affiliate of the Fund because it is controlled by the same persons that own and control the Fund’s current adviser, SCA.  An affiliate of Summit intends to purchase SCA's affiliated broker-dealer known as Trend Trader, LLC.  If that occurs and if the Proposed Advisory Agreement is approved, Trend Trader, LLC will continue to be an affiliate of the Fund by virtue of being controlled by the Fund’s new adviser.

Independent Accountants

Briggs, Bunting and Dougherty LLP (“BBD”), Two Penn Center Plaza, Philadelphia, PA 19102, are currently the independent auditors for the Fund.  They will continue to serve as the Trust’s independent auditors for the fiscal year ending October 31, 2006.  The Trust knows of no direct financial or material indirect financial interest of BBD in the Trust.  A representative of BBD will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Trust by BBD for professional services received during and for the Fund's fiscal year ended October 31, 2005.

Fiscal Year Ended October 31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2005	$22,000	None	None	None

BKD, LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements.  BKD, LLP billed the Trust a total of $4,396.79 for audit fees for professional services.  On May 20, 2005, BKD, LLP, resigned as the independent registered public accounting firm for the Trust.  At no time preceding the resignation of BKD, LLP were there any disagreements with BKD, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.  At no time preceding the resignation of BKD, LLP did any of the events enumerated in paragraphs (1)(v)(A) through (D) of Item 304(a) of Regulation S-K occur.

The Trust engaged BBD as its new independent registered public accounting firm on June 6, 2005. At no time preceding the engagement of BBD did the Trust consult BBD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

The Trust’s Audit Committee pre-approves all auditing services (including the estimated fees and terms thereof) to be performed for the Trust.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.  The independent auditor reports directly to the Audit Committee.

The Audit Committee pre-approves all non-audit services (including the estimated fees and terms thereof) to be performed for the Trust, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended.  The Audit Committee also pre-approves all non-audit services to be performed for the Trust’s adviser (and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Trust) if the engagement relates directly to the operations and financial reporting of the Trust, subject to de minimis exceptions.

During the last fiscal period all services performed were pre-approved by the Audit Committee and there were no non-audit services performed by independent auditors.  The Audit Committee has not delegated to anyone the authority to engage independent auditors to perform any non-auditing service.

Voting and Solicitation Information

Shareholders are entitled to one vote for each full share and a proportionate share of one vote for each fractional share held in the Fund on the close of business on June 19, 2006 (the “Record Date”).  The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or other electronic means, will be paid by Summit.  In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of SCA, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, other electronic means or personally.  If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person.  Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Fund toll free in the U.S. at 1-800-841-0380, or by mail at Equipointe Funds c/o Gemini Fund Services, 4020 South 147th Street, Suite 2, Omaha, NB 68137.

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting.  Shareholders of the Trust giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, at 4020 South 147th Street, Suite 2, Omaha, NB 68137, or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement and Effect of Abstentions and Broker Non-votes

The presence at the Meeting, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Trust, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business.  In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to a Proposal.  Any such adjournment as to a matter will require a majority of votes properly cast upon the question of adjourning the Meeting to another date and time.  The persons named as proxies will vote “FOR” an adjournment with respect to a Proposal they are entitled to vote in favor of and will vote “AGAINST” an adjournment with respect a Proposal they are entitled to vote against.  A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted.  Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.  Accordingly, shareholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will have the effect of a “no” vote on the proposal to approve the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement (Proposals 1 & 2) because the proposal requires the affirmative vote of a majority of the outstanding shares of each Fund for approval.  With regard to the election of trustees (Proposal 3) abstentions, votes withheld and broker non-votes do not count either for or against such election or approval.

Shareholdings Information

Holders of record of the shares of the Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.  As of the Record Date, the Equipointe Growth and Income Fund had 1,436,589.8630 shares issued and outstanding.

As of June 19, 2006, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund.

Name and Address	Class	Percent Ownership of Class	Total Number of Shares
HERBER, LEO* 11252 N 129TH WAY SCOTTSDALE, AZ 85259	Investor	18.72%	268,941.4900
WHITESIDE, RONALD** 6232 E SANDRA TER SCOTTSDALE, AZ 85254	Investor	15.46%	222,201.42
KARLOWSKI, STEVEN*** 13782 E. PARADISE DR SCOTTSDALE, AZ 85259	Investor	11.98%	172,145.98

*    Owned both individually, through revocable trust for himself and his wife and through a family company controlled by Dr. Herber.

**   Owned both individually, through revocable trust and through individual retirement accounts.

*** Owned both individually, through revocable trust and through individual retirement accounts.

As of June 19, 2006, the following Trustees, nominees for Trustee and Officers of the Fund owned the following amount of outstanding shares of the Fund.

Name and Address	Class	Percent Ownership of Class	Total Number of Shares
Independent Trustees
FAUST, WILLIAM[1]	None	None	None
TULLY, RICHARD[1]	None	None	None
WARE, EVERETT F. [1]	None	None	None

Interested Trustees
HERBER, LEO[1,2]	Investor	18.72%	268,941.4900
SELEZNOV, MARK[1]	None	None	None
Nominees for Trustee
MCCAW, MICHAEL[1]	None	None	None
SCHNUR, GEORGE[1]	None	None	None

Officers of the Fund
SELEZNOV, ALEX [1,3]	None	None	None
SELEZNOV, WENDY[1]	None	None	None
WAGNER, MICHAEL[4]	None	None	None

1 Address for each Trustee and Officer indicated is c/o Equipointe Funds, 8700 E. Northsight Boulevard

Suite 150, Scottsdale, AZ  85260.

2 Owned both individually, through revocable trust for himself and his wife and through a family company controlled by Dr. Herber.

3 Owned through his individual retirement account.

4 Mr. Wagner’s address is 450 Wireless Blvd., Hauppauge, NY 11788.

Shareholder Proposals for and Other Information Regarding Subsequent Meetings

The Trust does not hold annual meetings.  Accordingly, no anticipated date of the next shareholder meeting can be provided at this time, nor does the Trust have a policy with respect to Trustees’ attendance at shareholder meetings, although it encourages such attendance.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of

Equipointe Funds

                                                                                           /s/ Wendy Seleznov

Wendy Seleznov

Secretary

EQUIPOINTE GROWTH AND INCOME FUND

A series of Equipointe Funds

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 1, 2006

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF EQUIPOINTE FUNDS

The undersigned hereby appoint(s) Mark Seleznov, Alex Seleznov and Wendy Seleznov as proxies, each with full power of substitution, to vote all shares of the Equipointe Growth and Income Fund (the “Fund”) of Equipointe Funds (the “Trust”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (“Meeting”) to be held at the office of Trust at 8700 East Northsight Blvd., Suite 150, Scottsdale, Arizona 85260 on August 1, 2006, at 9:00 a.m., Mountain time, and at any adjournment(s) thereof.

You may indicate your vote by placing an “X” in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1	To approve a new investment company advisory agreement between the Trust, on behalf of the Fund, and Summit Wealth Management, Inc.
	FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]
2	To approve a new investment company sub-advisory agreement among the Trust, on behalf of the Fund, Summit Wealth Management, Inc. and Seleznov Capital Advisors, LLC.
	FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]
3	To elect two (2) Trustees to serve until their successors have been elected and qualified, they resign or they are removed
	FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]
4	To transact such other business that may properly come before the Meeting, or any adjournments thereof.
	FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified.  If no specification is made, shares held by the undersigned will be cast FOR each Proposal.  If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters.  The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated June 26, 2006.

Please date and sign this proxy and return it promptly in the enclosed envelope.  This proxy must be signed exactly as your name(s) appears hereon.  If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.

Signature

Date

Signature (if held jointly)

Date

Appendix A

Investment Company Advisory Agreement

         FORM OF

INVESTMENT COMPANY ADVISORY AGREEMENT

THIS AGREEMENT is entered into as of the __ day of _______, 2006, between Equipointe Funds, a Delaware statutory trust (the “Trust”) and Summit Wealth Management, Inc. an Illinois corporation (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust is authorized to create separate series, each with its own separate investment portfolio (each, a “Fund”), and the beneficial interest in each such series will be represented by a separate series of shares (the “Shares”).

WHEREAS, the Adviser is a registered investment adviser, engaged in the business of rendering investment advisory services.

WHEREAS, in managing the Trust’s assets, as well as in the conduct of certain of its affairs, the Trust seeks the benefit of the Adviser’s services and its assistance in performing certain managerial functions.  The Adviser desires to furnish such services and to perform the functions assigned to it under this Agreement for the consideration provided for herein.

NOW THEREFORE, the parties mutually agree as follows:

1. Appointment of the Adviser.  The Trust hereby appoints the Adviser as investment adviser for each of the Funds of the Trust on whose behalf the Trust executes an Exhibit to this Agreement, and the Adviser, by execution of each such Exhibit, accepts the appointments.  Subject to the direction of the Board of Trustees (the “Trustees”) of the Trust, the Adviser shall manage the investment and reinvestment of the assets of each Fund in accordance with the Fund’s investment objective and policies and limitations, for the period and upon the terms herein set forth.  The investment of funds shall also be subject to all applicable restrictions of the Declaration of Trust and By-laws of the Trust as may from time to time be in force.

2.  Expenses Paid by the Adviser.  In addition to the expenses which the Adviser may incur in the performance of its responsibilities under this Agreement, and the expenses which it may expressly undertake to incur and pay, the Adviser shall incur and pay all reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Adviser, and all expenses related to the rental and maintenance of the principal offices of the Trust.

3.  Investment Advisory Functions.  In its capacity as investment adviser, the Adviser shall have the following responsibilities:

        (a)          To furnish continuous advice and recommendations to the Funds, as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

        (b)          To cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investments of the Funds, the investment recommendations of the Adviser and the investment considerations which have given rise to those recommendations; and

        (c)          To supervise the purchase and sale of securities or other assets as directed by the appropriate officers of the Trust.

The services of the Adviser are not to be deemed exclusive and the Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Adviser from performing its duties and obligations under this Agreement.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust, the Funds, or to any shareholder for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

4.  Obligations of the Trust.  The Trust shall have the following obligations under this Agreement:

        (a)          To keep the Adviser continuously and fully informed as to the composition of the Funds’ investments and the nature of all of their respective assets and liabilities;

        (b)          To furnish the Adviser with a copy of any financial statement or report prepared for it by certified or independent public accountants, and with copies of any financial statements or reports made to the Funds’ shareholders or to any governmental body or securities exchange;

        (c)          To furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its functions under this Agreement; and

        (d)          To compensate the Adviser for its services in accordance with the provisions of paragraph 5 hereof.

5.  Compensation.  The Trust will pay the Adviser a fee for its services with respect to each Fund (the “Advisory Fee”) at the annual rate set forth on the Exhibits hereto.  The Advisory Fee shall be accrued each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month.  The daily fee accruals will be computed by multiplying 1/365 by the annual rate and multiplying the product by the net asset value of the Fund as determined in accordance with the Trust’s registration statement as of the close of business on the previous day on which the Fund was open for business, or in such other manner as the parties agree.  The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation hereunder (and/or assume expenses) for one or more of the Funds.

6.  Expenses Paid by Trust.  Except as provided in this paragraph, nothing in this Agreement shall be construed to impose upon the Adviser the obligation to incur, pay, or reimburse the Trust for any expenses not specifically assumed by the Adviser under paragraph 2 above.  Each Fund shall pay or cause to be paid all of its expenses and the Fund’s allocable share of the Trust’s expenses, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Adviser; fees and expenses of the custodian, transfer agent, registrar or dividend disbursing agent; current legal, accounting and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with the execution of Fund transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; and all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of Shares of the Funds, including but not limited to, all costs involved in the registration or qualification of Shares of the Funds for sale in any jurisdiction and all costs involved in preparing, printing and distributing prospectuses and statements of additional information to existing shareholders of the Funds.

7.  Brokerage Commissions and Charges.  For purposes of this Agreement, brokerage commissions and contract fees paid by a Fund upon the purchase or sale of securities shall be considered a cost of the securities of the Fund and shall be paid by the respective Fund.  The Adviser is authorized and directed to place Fund transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that the Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of the Adviser.  In placing Fund business with such broker or dealers, the Adviser shall seek the best execution of each transaction, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws.  Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all Fund transactions, and the Trustees may establish policies or guidelines to be followed by the Adviser in placing Fund transactions for the Funds pursuant to the foregoing provisions.

8.  Proxy Voting.  The Adviser shall vote the proxies of securities held by each of the Funds in a manner consistent with the best interest of the Funds’ shareholders.  The Adviser shall maintain a record of each proxy vote cast on behalf of each Fund in a manner consistent with regulations adopted under the 1940 Act.

9.  Proprietary Rights.  The Adviser has proprietary rights in each Fund’s name and the Trust’s name.  The Adviser may withdraw the use of such names from the Funds or the Trust.

10.  Termination.  This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust or by the shareholders of a Fund acting by the vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days’ written notice of termination be given to the Adviser at its principal place of business.  This Agreement may also be terminated by the Adviser at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business.

11.  Assignment.  This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

12.  Term.  This Agreement shall begin for each Fund as of the date of execution of the applicable Exhibit and shall continue in effect with respect to each Fund (and any subsequent Funds added pursuant to an Exhibit during the initial term of this Agreement) for two years from the date of this Agreement and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for that purpose.  If a Fund is added after the first approval by the Trustees as described above, this Agreement will be effective as to that Fund upon execution of the applicable Exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

13.  Amendments.  This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Trustees or by the affirmative vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of each Fund.

14.  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, provided, however that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or the rules and regulations promulgated with respect to such respective Acts.

15.  Retention of a Sub-adviser.  The Adviser may retain one or more sub-advisers at the Adviser's own cost and expense.  In the event that the Adviser retains one or more sub-advisers for a Fund, the following provisions apply:

(a)  Subject to the oversight and direction of the Board of Trustees of the Trust, the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective sub-advisers for a Fund and supervising and monitoring performance of any sub-advisers thereafter.  The Adviser agrees to report to the Trust the results of its evaluation, supervision and monitoring functions and to keep appropriate books and records of the Trust in connection therewith.  The Adviser further agrees to communicate performance expectations and evaluations to any sub-adviser and to recommend to the Trust whether agreements with sub-advisers should be renewed, modified or terminated.

(b)  The Adviser will be responsible for informing any sub-adviser of the investment objectives, policies and restrictions of the Fund for which any sub-adviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to any sub-adviser with respect to the Fund for which each sub-adviser is responsible and for monitoring each sub-adviser’s discharge of its duties.

(c)  With respect to any sub-adviser for a Fund, the Adviser shall enter into a written agreement ("Sub-Advisory Agreement") with the sub-adviser in form and substance approved by the Board.

(d)  The Adviser shall be responsible for the fees payable to and shall pay the sub-adviser of a Fund the fee as specified in the Sub-Advisory Agreement relating thereto.

This Agreement will become binding on the parties hereto upon their execution of the Exhibits to this Agreement.

EXHIBIT A

to the

Investment Company Advisory Agreement

EQUIPOINTE GROWTH AND INCOME FUND

For all services rendered by the Adviser hereunder, the Trust shall pay the Adviser, on behalf of the above-named Fund, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.50% of the average daily net assets of the Fund.

The annual investment advisory fee shall be accrued daily at the rate of 1/365th of 0.50% applied to the daily net assets of the Fund.  The advisory fee so accrued shall be paid by the Trust to the Adviser monthly.

Executed as of this ___ day of _______, 2006.

The Adviser:

SUMMIT WEALTH MANAGEMENT, INC.

By:  _______________________________

The Trust:

EQUIPOINTE FUNDS

By:  _______________________________

Appendix B

Investment Company Sub-Advisory Agreement

FORM OF

INVESTMENT COMPANY

SUB-ADVISORY AGREEMENT

             AGREEMENT made as of the                           day of                          , 2006, by and among Equipointe Funds,  a Delaware business trust, with its principal office and place of business at                        , (the "Trust"); Summit Wealth Management Inc., a Delaware  corporation, with its principal of office and place of business at 200 Mansell Court East, Suite 430, Roswell, Georgia 30076 (the "Adviser") and Seleznov Capital Advisors, LLC, a Delaware Limited Liability Company, with its principal office and place of business at 8700 E. Northsight Blvd., Suite 150, Scottsdale Arizona 85260 (the "Sub-Adviser").

             WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the                 day of                                      , 200___, ("Advisory Agreement") with the Trust;

             WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

             WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix hereto (each, a "Fund" and, collectively, the "Funds");

             WHEREAS, the Trust and Adviser desire to retain the Sub-Adviser to perform investment advisory services for the Equipointe Growth and Income Fund (“Growth and Income Fund”) and Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

             NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Sub-Adviser hereby agree as follows:

             SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

             (a)        The Trust and the Adviser hereby employ Sub-Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Growth and Income Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

             (b)        In connection therewith, the Trust has delivered to the Sub-Adviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Growth and Income Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Sub-Adviser (x) a certified copy of the resolution of the Board appointing the Sub-Adviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to the Fund, and (z) any other documents, materials or information that the Sub-Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

             (c)        The Sub-Adviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC, (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code") and its Policies and Procedures Manual along with a certification of the Sub-Adviser’s Chief Compliance Officer in form and substance satisfactory to Adviser. The Sub-Adviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

             SECTION 2. DUTIES OF THE TRUST AND ADVISER

             (a)        In order for the Sub-Adviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to the Growth and Income Fund to the Sub-Adviser and assist the Sub-Adviser as may be required and (ii) shall ensure that the Sub-Adviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

             (b)        In order for the Sub-Adviser to perform the services required by this Agreement, the Adviser shall deliver to the Sub-Adviser all material it provides to the Board in accordance with the Advisory Agreement.

             SECTION 3. DUTIES OF THE SUB-ADVISER

             (a)        The Sub-Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Growth and Income Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of Growth and Income Fund. In all purchases, sales and other transactions in securities and other investments for the Growth and Income Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

             Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may allocate brokerage on behalf of Growth and Income Fund to broker-dealers who provide research services. The Sub-Adviser may aggregate sales and purchase orders of the assets of the Growth and Income Fund with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Growth and Income Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

             (b)        The Sub-Adviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in the Growth and Income Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Sub-Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintain investments, or otherwise. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

             (c)        The Sub-Adviser will from time to time employ or associate with such persons as the Sub-Adviser believes to be particularly fitted to assist in the execution of the Sub-Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

             (d)        The Sub-Adviser will report to the Board all material matters related to the Sub-Adviser. On an annual basis, the Sub-Adviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Sub-Adviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Sub-Adviser under the Code. The Sub-Adviser will notify the Adviser and the Trust of any change of control of the Sub-Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

             (e)        The Sub-Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub-Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser and the Trust, or their respective representatives.

             (f)        The Sub-Adviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

             (g)        The Sub-Adviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Sub-Adviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices or values from parties who are not affiliated persons of the Sub-Adviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

             SECTION 4. COMPENSATION; EXPENSES

             (a)        In consideration of the foregoing, the Adviser shall pay the Sub-Adviser, with respect to the Growth and Income Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Sub-Adviser such compensation as shall be payable prior to the effective date of termination.

             (b)        The Sub-Adviser may agree to waive all or part of its fees by separate agreement.

             (c)        No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

             SECTION 5. STANDARD OF CARE

             (a)        The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services hereunder. The Sub-Adviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

             (b)        The Sub-Adviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund that the Sub-Adviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

             (c)        The Sub-Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

             SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

             (a)        This Agreement shall become effective with respect to the Growth and Income Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

             (b)        This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Sub-Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

             (c)        This Agreement may be terminated with respect to the Growth and Income Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Sub-Adviser or (ii) by the Sub-Adviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

             SECTION 7. ACTIVITIES OF THE SUB-ADVISER

             Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-Adviser's right, or the right of any of the Sub-Adviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

             SECTION 8. REPRESENTATIONS OF SUB-ADVISER

             The Sub-Adviser represents and warrants that (i) it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect)  (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

             SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

             The Trustees of the Trust and the shareholders of the Growth and Income Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

             SECTION 11. MISCELLANEOUS

             (a)        No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

             (b)        Neither party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

             (c)        This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

             (d)        This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

             (e)        This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

             (f)        If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

             (g)        Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

             (h)        Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

             (j)         Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of the Growth and Income Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

             (j)         No affiliated person, employee, agent, director, officer or manager of the Sub-Adviser shall be liable at law or in equity for the Sub-Adviser's obligations under this Agreement.

             (k)        The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

             (l)         Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                                                           Equipointe Funds (“Trust”)

                                                                           A Delaware Business Trust

                                                                           By:

                                                                           Name

                                                                           Title

                                                                           Summit Wealth Management, Inc. (“Adviser”)

                                                                           A Delaware Corporation

                                                                           By:

                                                                           Name

                                                                           Title

                                                                           Seleznov Capital Advisors, LLC (“Sub-Adviser”).

                                                                           A Delaware Limited Liability Company

                                                                           By:

                                                                           Name

                                                                           Title

INVESTMENT COMPANY

SUB-ADVISORY AGREEMENT

Appendix A

Equipointe Growth and Income Fund	Average Daily Net Assets of the Fund
From inception of the Agreement until June 30, 2006	20 basis points of Assets Under Management
From July 1, 2006 until September 30, 2006	25 basis points of Assets Under Management
From October 1, 2006 until December 31, 2006	30 basis points of Assets Under Management
From January 1, 2007 until December 31, 2007

30 basis points of Assets Under Management provided that if the total amount of fees received for this time period is less than $85,000 then the Adviser shall pay the difference to the Sub-Adviser by February 1, 2008.  For example, if the Sub-Adviser has received $70,000 in fees for the time period, an additional payment of $15,000 shall be made.

From January 1, 2008 until the contract renewal date	30 basis points of Assets Under Management with a daily fee proration amount of $232.88 per day.

Appendix C

Audit Committee Charter

EQUIPOINTE FUNDS

AUDIT COMMITTEE CHARTER

1.         Statement of Responsibility

The Audit Committee (the "Committee") of the Board of Trustees of Equipointe Funds (the "Trust") is responsible for:

•     overseeing the accounting and financial reporting policies and procedures of the Trust and each of its series, the Trust's internal controls over financial reporting and disclosure controls and procedures, and, as deemed appropriate by the Committee, the internal controls of the Trust's service providers;

•     overseeing the quality, objectivity and integrity of the Trust's financial statements and the independent audit thereof;

•     approving, prior to appointment, the engagement of the Trust's independent auditors, and in connection therewith, monitoring the independent auditor's qualifications,  independence and performance; and

•     acting as a liaison between the independent auditor and the full Board of Trustees of  the Trust.

The function of the Committee is oversight; it is not responsible for maintaining appropriate systems for accounting and internal controls or planning or carrying out a proper audit.

II.         Committee Membership

The Committee will be composed of all of the trustees of the Trust who: (1) are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended; and (2) have not accepted and will not accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust, other than fees for serving on the Board of Trustees or any committees of the Board ("Independent Trustees"). Each Committee member will be appointed by the Board of Trustees and will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

Each Committee member will complete a trustee and officer questionnaire on an annual basis. The Board of Trustees, with the assistance of legal counsel, will review the questionnaires to confirm that each Committee member continues to be an Independent Trustee.

III.       Audit Committee Financial Expert

The Board of Trustees may determine that one or more of the Committee's members qualifies as an "audit committee financial expert" as defined by Section 407 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and the regulations promulgated thereunder. On an annual basis, the Trust must disclose in its shareholder reports on Form N-CSR either that the Committee:

(1) does have at least one audit committee financial expert, and name the expert(s) and disclose whether the expert(s) is independent of management; or (2) does not have an audit committee financial expert and explain why it does not have an expert.

IV.       Committee Meetings

The Committee will meet as often as it deems necessary, but not less frequently than semiannually. The Committee may request any officer or employee of the Trust or its investment adviser, the Trust's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Board of Trustees may appoint a Chairperson of the Committee. If a Chairperson is appointed, he or she will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Board of Trustees. The Chairperson will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

A majority of the members of the Committee shall constitute a quorum for the transaction of any business at any meeting of the Committee. Any action of the Committee requires the vote of a majority of the Committee members then in attendance (provided a quorum is present).

V.         Committee Authority and Responsibilities

The Committee will pre-approve all auditing services (including the estimated fees and terms thereof) to be performed for the Trust. The Committee will be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor  regarding financial reporting) for the purpose of preparing or issuing an audit report or related  work. The independent auditor will report directly to the Committee.

The Committee will pre-approve all permitted non-audit services (including the estimated fees and terms thereof) to be performed for the Trust, subject to the de minimis exceptions for non-audit services described in Section 10A (i)(1)(B) of the Securities Exchange Act of 1934, as amended. The Committee also will pre-approve all permitted non-audit services to be performed by the Trust's independent auditor for Trend Trader, LLC (the "Adviser") (and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust) if the engagement relates directly to the operations and financial reporting of the Trust, subject to de minims exceptions.

The Committee may pre-approve services provided by the independent auditor through policies and procedures which delegate approval authority to subcommittees consisting of one or more members, provided that:

•     the policies and procedures are detailed as to the particular services to be provided;

•     the full Committee is informed about each service approved by such subcommittee at its next scheduled meeting; and

•     the policies and procedures do not result in delegation of the Committee's authority to management.

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Trust (or the appropriate series thereof) will provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee will review and reassess the adequacy of this charter from time to time and recommend any proposed changes to the Board of Trustees for approval. Any material amendments to this charter must be approved by both a majority of the Trust's trustees then in office and a majority of the Independent Trustees then in office.

The Committee, to the extent it deems necessary or appropriate, will:

Financial Statement and Disclosure Matters

1.        Meet with the Trust's independent auditors to:  (a) review the arrangements for and scope of the annual audit and any special audits; (b) discuss any matters of concern relating to the 'Trust's financial statements, including any adjustments to such statements recommended by the auditors and the results of the audit(s); (c) consider the auditors' comments with respect to the Trust's financial policies, disclosure controls and procedures and internal accounting controls; and (d) review the form of opinion the auditors propose to render to the Board of Trustees and shareholders.

2.       Review and discuss year-end reports (and, if the year-end report is not within 90 days prior   to the filing of an audit report, updated reports of any changes) from the independent auditors on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) other material written communications between the independent auditor and   management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex that were not pre-approved by the Committee.

3.       Review disclosures made to the Committee by the Trust's President and Treasurer during their certification process for the Form N-CSR about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Trust's internal controls.

Oversight of the Trust's Relationship with the Independent Auditor

1.   Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence.

2.   Discuss with the independent auditor matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

3.   Ensure the rotation of the audit partners as required by law and regulations.

4.   Prior to the engagement of the auditor, confirm that the Trust’s President, Treasurer, controller, chief accounting officer or any persons serving in an equivalent position were not employed by that registered public accounting firm (or, if employed, did not participate in any capacity in the audit of the Trust) during the one-year period preceding the date of the initiation of the audit.

Compliance Oversight Responsibilities

1.   Obtain from the independent auditor assurance that it is not aware of any illegal acts involving the Trust.

2.   Discuss with the Trust’s legal counsel any legal maters that may have a material impact on the financial statements.

3.   Investigate any improprieties brought to the Committee’s attention in writing or otherwise actually known by the Committee or suspected improprieties (based on information provided to the Committee) in the Trust’s operations.

4.   Perform such other functions consistent with this charter, the Trust’s Declaration of Trust, By-laws, and applicable law, as the Committee or the Board of Trustees deems necessary and appropriate.

Appendix D

Nominating Committee Charter

EQUIPOINTE FUNDS

NOMINATING COMMITTEE CHARTER

I.            Purpose

The purpose of the Nominating Committee of the Board of Trustees of Equipointe Funds (the "Trust") is to provide assistance to the Board of Trustees in the selection of candidates for election to the Board, including identifying, as. necessary, new candidates who are qualified to serve as trustees of the Trust and recommending to the Board the candidates for election to the Board.

II.          Committee Composition

The Committee shall be comprised of at least two members, consisting solely of "disinterested" trustees. A trustee is "disinterested" if he or she is not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended.

The members of the Committee shall be appointed by the Board of Trustees to hold such office and will serve until he or she resigns, is removed by the Board or is replaced by a duly appointed successor. Unless a Chairman is elected by the Board of Trustees, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

III.         Meetings and Reports

The Committee shall meet as frequently as the Committee deems necessary. Special Meetings of the Committee may be called at any time by any member thereof on not less than three days notice. The Committee shall report periodically to the Board of Trustees regarding the Committee's activities, findings and recommendations.

The Committee may conduct its business and affairs at any time or location it deems appropriate. Attendance and participation in a meeting may take place by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Any action to be taken at any meeting of the Committee may be taken without a meeting, if all members of the Committee consent thereto in writing and such writing or writings are fled with the minutes of the Committee. All decisions of the Committee shall be determined by the affirmative vote of a majority of the members thereof, and a report of any actions taken by the Committee shall be delivered at the next meeting of the Board of Trustees.

IV.         Responsibilities and Powers

                                    The specific responsibilities of the Committee are as follows:

•      Develop and recommend to the Board of Trustees for adoption guidelines for selecting candidates for election to the Board, and periodically review such guidelines and recommend to the Board for adoption amendments to such guidelines that the Committee deems necessary or appropriate. A copy of the initial set of guidelines adopted by the Board of Trustees is attached hereto as Appendix A.

•      Identify, as necessary, new candidates who are qualified for Board of Trustees membership, in accordance with the guidelines adopted by the Board.

•      Review the qualifications of all candidates proposed for Board of Trustees membership, including any candidates nominated by shareholders in accordance with the Trust's By-laws, in light of the guidelines adopted by the Board.

•      Recommend to the Board of Trustees the nominees to stand for election at any meeting of shareholders of the Trust required to be held and, as necessary or deemed appropriate, recommend nominees to fill vacancies on the Board and, in consultation with the Board, recommend the trustees to be appointed to each committee of the Board.

•      Review and reassess the adequacy of this Charter annually and recommend to the Board any proposed changes to this Charter.

•      Undertake such additional activities within the scope of the purpose of the Committee as the Committee or the Board of Trustees may from time to time determine.

APPENDIX A

GUIDELINES FOR SELECTING BOARD CANDIDATES

In considering possible candidates for election as a trustee, the Nominating Committee should consider the following guidelines.

The Board of Trustees should be composed of

•      Trustees who will bring to the Board a variety of experience and backgrounds.

•      Trustees who have substantial business experience and financial expertise.

•      Trustees who have substantial experience outside the business community - in academia, for example.

•      Trustees who will represent the balanced, best interests of the shareholders as a whole and the interests of the Trust's stakeholders, as appropriate, rather than special interest groups or constituencies.

•      Qualified individuals who reflect a diversity of experience, gender, race and age. Each trustee should:

•      Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others.

•      Be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a trustee.

•      Possess substantial and significant experience which would be of value to the Trust in the performance of the duties of a trustee.

•      Have sufficient time available to devote to the affairs of the Trust in order to carry out the responsibilities of a trustee.